SCUDDER

Scudder California Tax Free Fund

Supplement to Prospectus
Dated August 1, 1998

The following text replaces the information for Scudder California Tax Free Fund in the third paragraph of the section entitled "Shareholder benefits -- A team approach to investing" on pages 24 and 25 of the Fund's prospectus:

Eleanor R. Brennan, Lead Portfolio Manager, assumed responsibility for the Fund's day-to-day operations in May, 1999. Ms. Brennan joined the Adviser in 1995 as a municipal bond trader and became a portfolio manager in 1996. From 1991 to 1996, Ms. Brennan worked as an assistant portfolio manager and a trader for an unaffiliated investment management firm. She began her investment career in 1986.

Matthew J. Caggiano, Portfolio Manager, joined the Fund in May, 1999. Mr. Caggiano joined the Adviser in 1989 and has been a municipal bond trader since 1994.










May 19,1999